                                                               EXHIBIT (a)(2)(A)

                              LETTER OF TRANSMITTAL
        To Accompany Shares of Class A Common Stock (the "Common Stock")
                                       of
                     UNITED BANCORPORATION OF ALABAMA, INC.
                   Tendered Pursuant to the Offer to Purchase
                              Dated April 12, 2002

                   TO: UNITED BANCORPORATION OF ALABAMA, INC.

    BY HAND DELIVERY OR COURIER             BY MAIL
    United Bancorporation of Alabama,       United Bancorporation of Alabama,
    Inc.                                    Inc.
    200 East Nashville Avenue               Post Office Box 8
    Atmore, Alabama 36502                   Atmore, Alabama 36504

    Telephone: (251) 368-2525               Facsimile: (251) 368-9777


------------------------------------------------------------------------------------------------------------------------------------
                                                   DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------------------
               NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                                 CERTIFICATE(S) TENDERED
       (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S))                  (ATTACHED SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF SHARES      NUMBER OF
                                                                                  CERTIFICATE     REPRESENTED BY        SHARES
                                                                                   NUMBER(S)      CERTIFICATE(S)       TENDERED*
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL SHARES
                                                                              TENDERED**
------------------------------------------------------------------------------------------------------------------------------------

* If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender. Otherwise all shares evidenced by such certificates will be deemed to have been tendered.

** Stockholders owning fewer than 100 shares and who tender ALL shares will be given preference if the Offer to Purchase is oversubscribed.

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE FOR UNITED BANCORPORATION OF ALABAMA, INC. DOES NOT CONSTITUTE A VALID DELIVERY.

                                    IMPORTANT

This Letter of Transmittal (or a manually signed facsimile of it) together with share certificates and all other required documents must be received by United Bancorporation of Alabama, Inc., prior to the expiration date of the Offer. Any questions, requests for assistance or requests for additional copies of the Offer to Purchase and Letter of Transmittal may be directed to United Bancorporation of Alabama, Inc.

To: United Bancorporation of Alabama, Inc.

         The undersigned is the registered owner of certificate(s) representing shares (the "Shares") of outstanding Class A Common Stock (the "Common Stock") of United Bancorporation of Alabama, Inc. (the "Company"). The undersigned hereby tenders to the Company the Shares as described herein of the Company's Common Stock by exchanging each Share for $31.00 (the "Share Price") as set forth in the Company's offer dated April 12, 2002 (the "Offer to Purchase"), upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Company Offer").

         Subject to, and effective upon, acceptance for exchange and purchase of the Shares tendered herewith in accordance with the terms of the Company Offer, the undersigned hereby sells, assigns and transfers to the Company all right, title and interest in and to all of the Shares that are being tendered here and understands that, in accordance with the Company Offer, the Company will mail to the undersigned a check in an amount equal to the Share Price for each one share of Company Common Stock delivered.

         The undersigned hereby represents and warrants the following:

         1. The undersigned is the record owner of the certificate(s) hereby delivered, and the shares represented by such certificate(s) constitute shares of the Company held by the undersigned;

         2. The undersigned has full right, power, legal capacity and authority to transfer and deliver such certificate(s); and

         3. The undersigned is delivering the certificate(s) for Shares in exchange for the right to receive cash in an amount equal to the Share Price for each one (1) share of the Company delivered.

         The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender of the certificate(s).

         [If applicable:] I am tendering fewer than 100 Shares, and do not beneficially own 100 or more Shares. _______ [initials]

================================================================================

                            STOCKHOLDER(S) SIGN HERE
                      (Please Complete Substitute Form W-9)

Must be signed by the registered owner(s) exactly as name(s) appear(s) on certificates or by person(s) authorized to become registered owner(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of corporation or another acting in a fiduciary or representative capacity, please set forth full title.

         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
                                (Signature(s) of Owner(s))

         Names:
               -----------------------------------------------------------------
         -----------------------------------------------------------------------
                                      (Please Print)
         Capacity (full title):
                               -------------------------------------------------
         Address:
                 ---------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------

         Area Code and Telephone Number:
                                        ----------------------------------------

Dated:                 , 200
      -----------------     -

                                 GUARANTEE OF SIGNATURE(S)
                                [see instructions 3 and 4]

Authorized Signature:
                     -----------------------------------------------------------
Name:
     ---------------------------------------------------------------------------
                                 (Please Print)
Title:
      --------------------------------------------------------------------------
Name and Firm:
              ------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              (Including Zip Code)
Area Code and Telephone Number:
                               -------------------------------------------------
Dated:                 , 200
      -----------------     -

================================================================================

                   REQUEST FOR TAXPAYER IDENTIFICATION NUMBER

====================================================================================================================================

                                 PART 1 - PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION               Social Security Number
                                 NUMBER IN THE BOX AT RIGHT.  FOR MOST INDIVIDUALS,
                                 THIS IS YOUR SOCIAL SECURITY NUMBER. IF YOU DO NOT                           or
                                 HAVE A NUMBER, OR THE ACCOUNT IS IN MORE THAN ONE
SUBSTITUTE                       NAME, SEE THE ENCLOSED GUIDELINES. YOU MUST SIGN AND           Employer Identification Number
                                 DATE THE CERTIFICATION BELOW.
                                                                                                      -------------------
                                 ---------------------------------------------------------------------------------------------------
FORM W-9                         PART 2 - Check the box if you are NOT subject to backup withholding under the provisions of Section
DEPARTMENT OF THE                3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are
TREASURY INTERNAL                subject to backup withholding as a result of failure to report all interest or dividends, (2) the
REVENUE SERVICE                  Internal Revenue Service has notified you that you are no longer subject to backup withholding, or
                                 (3) you are exempt from backup withholding. [ ]
                                 ---------------------------------------------------------------------------------------------------
PAYER'S REQUEST FOR              CERTIFICATION - UNDER PENALTIES OF PERJURY, I          PART 3 - Check the box if you are awaiting
TAXPAYER IDENTIFICATION          CERTIFY THAT: (1) THE NUMBER SHOWN ON THIS FORM IS     a Taxpayer Identification Number. [ ]
NUMBER (TIN)                     MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM
                                 WAITING FOR A NUMBER TO BE ISSUED TO ME), AND
                                 (2) ANY OTHER INFORMATION PROVIDED ON THIS FORM
                                 IS TRUE, CORRECT AND COMPLETE.

SIGNATURE                                    DATE
          ----------------------------------      --------------------
====================================================================================================================================

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO PURCHASE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                   ----------

            PLEASE READ CAREFULLY ALL INSTRUCTIONS CONTAINED HEREIN.

                                  INSTRUCTIONS

             [FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER]

1. DELIVERY OF CERTIFICATES. This Letter of Transmittal, or a facsimile copy thereof, completed and signed, together with the certificate(s) described herein, should be delivered or mailed to the Company at the address specified at the top of the first page of this Letter of Transmittal. The method of delivery of the Letter of Transmittal and the accompanying Company stock certificate(s) is at the election and risk of the stockholder and at the stockholder's expense. If delivery is to be by mail, insured, registered mail, return receipt requested is recommended. Upon receipt of your Letter of Transmittal and Company stock certificate(s), Company employees will review such documents to ensure that no other signatures or documentation is required. If your documents are properly completed, the Company will mail directly to you at the address you have indicated on the top of the second page of this Letter of Transmittal (unless you have indicated a change of address herein) a check in an amount equal to the Share Price for each one (1) share of Company delivered. You must return the Company stock certificate(s) representing the shares of Company Common Stock registered in your name that are to be sold along with the Letter of Transmittal before it will be processed. For information on what to do if you have lost your certificate(s), please refer to Instruction 8 below.

2. CONSEQUENCES OF FAILURE TO RETURN LETTER OF TRANSMITTAL OR FAILURE TO SURRENDER STOCK CERTIFICATES. A check representing the payment for Shares of Company Common Stock will only be delivered to those persons who furnish this Letter of Transmittal, or a facsimile copy thereof, completed and signed, to Company, together with the stock certificate(s) representing shares of Company Common Stock.

3. SIGNATURES. This Letter of Transmittal must be signed in the "Stockholder(s) Sign Here" box and the "Request for Taxpayer Identification Number" box. See Instruction 5 below.

         If this Letter of Transmittal is signed by the registered owner(s) of the certificate(s) transmitted herewith, the signature MUST CORRESPOND with the name(s) as written on the face of the certificate(s) transmitted without alteration, enlargement or any change whatsoever.

         If any shares of Company Common Stock are registered in the name of joint owners, all joint owners must sign this Letter of Transmittal.

         If the registered owner of the certificate(s) transmitted herewith has sold, donated or otherwise transferred ownership of his/her shares of Company Common Stock, this Letter of Transmittal shall be signed by the last transferee.

         If the registered owner is deceased, this Letter of Transmittal should be signed by the administrator or executor of his or her estate. If the registered owner is incapacitated or otherwise unable to sign, this Letter of Transmittal should be signed by his or her trustee, attorney or legal representative.

         IF ANYONE OTHER THAN A REGISTERED OWNER SIGNS THIS LETTER OF TRANSMITTAL, HIS SIGNATURE MUST BE GUARANTEED IN THE MANNER SPECIFIED IN INSTRUCTION 4. IF, AS A RESULT OF A SALE, GIFT OR OTHER TRANSFER OF OWNERSHIP OF SHARES OF COMPANY COMMON STOCK, ANY CHECK FOR THE PAYMENT IS TO BE ISSUED IN A NAME OR DELIVERED TO AN ADDRESS OTHER THAN THAT OF THE RECORD HOLDER ON THE BOOKS OF COMPANY, THE CERTIFICATE(S) BEING TRANSMITTED MUST BE ENDORSED OR ACCOMPANIED BY APPROPRIATE SIGNED STOCK POWERS, THE SIGNATURES OF WHICH MUST BE GUARANTEED IN THE MANNER SPECIFIED IN INSTRUCTION 4.

         If any check for the payment is to be issued in the name of an heir of a decedent's estate, this Letter of Transmittal must be accompanied by an instrument documenting the transfer of title of the shares of Company Common Stock from the decedent's estate.

         Any Letter of Transmittal, endorsement of a Company Common Stock certificate, or stock power executed by an agent, attorney, administrator, executor, guardian, trustee or other fiduciary or legal representative, or by an officer of a corporation on its behalf, must also be accompanied by such documentary evidence of appointment and authority to act (including court orders) as the Company deems necessary or advisable.

4. GUARANTEE OF SIGNATURES. If required pursuant to Instruction 3, your signature(s) on this Letter of Transmittal must be guaranteed by a commercial bank or trust company or by a member of a national securities exchange or the National Association of Securities Dealers, Inc. If you hand deliver the Letter of Transmittal together with your stock certificate(s) to the offices of the Company, an officer of the Company's subsidiary, United Bank, will guarantee your signature(s). All persons whose signatures are required must be present and you should not sign prior to your delivery of the documents.

5. TAX IDENTIFICATION NUMBER. Federal income tax law requires that all stockholders who surrender their certificates representing shares provide the Company with a correct taxpayer identification number (TIN), which, in the case of a stockholder who is an individual, is his or her social security number. Failure to provide the correct TIN may subject the stockholder to a penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder pursuant to the Company Offer may be subject to backup withholding. Backup withholding is not an additional tax. If withholding results in an overpayment of taxes, a refund may be obtained.

         Exempt stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup and reporting requirements and should indicate their exempt status by writing exempt across the face of the Substitute Form W-9. See enclosed Guidelines for Request for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         To prevent backup withholding you must provide your correct TIN by completing and signing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that you are awaiting a TIN) and that you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified you that you are no longer subject to backup withholding.

6. NOTICE OF CHANGE OF ADDRESS. If a stockholder changes his or her address following the submission of this Letter of Transmittal, the Company must be notified in writing of such change of address.

7. SINGLE CHECK. Unless specific instructions to the contrary are transmitted along with this Letter of Transmittal and accepted by the Company, a single check for the Share Price will be issued.

8. MISSING CERTIFICATES; NO CERTIFICATES. If you are unable to locate your certificate(s) representing shares, you will be required to furnish the Company with an affidavit to that effect, an agreement to indemnify Company against liability for issuance of a new certificate and, if Company requests, an indemnity bond. Please contact the Company for more details.

9. QUESTIONS. All questions concerning this Letter of Transmittal should be made directly to Company at the address at the top of the first page of this Letter of Transmittal. The telephone number is (251) 368-2525.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                       NUMBER (TIN) ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER - Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the type of number to give the payer.

                             GIVE THE                                                     GIVE THE EMPLOYER
                             SOCIAL SECURITY                                              IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:    NUMBER OF -                      FOR THIS TYPE OF ACCOUNT:   NUMBER OF -
-------------------------    ---------------                  -------------------------   -----------------
1. Individual                The individual                   6. A valid trust, estate,   The legal entity(5)
                                                              or pension trust
2. Two or more               The actual owner of
individuals(1) (joint        the account or, if               7. Corporate account        The corporation
account)                     combined funds, the
                             first individual on              8. Association, club,       The organization
                             the account(2)                   religious, charitable,
                                                              educational or other
3. Custodian account of a    The minor(3)                     tax-exempt organization
minor (Uniform Gift to
Minors Act)                                                   9. Partnership account      The partnership

4. a. The usual revocable    The grantor-trustee(2)           10. A broker or             The broker or nominee
savings trust (grantor is                                     registered nominee
also trustee)
   b. So-called trust        The actual owner(2)              11. Account with the        The public entity
account that is not a                                         Department of Agriculture
legal or valid trust under                                    in the name of a public
state law                                                     entity (such as a state
                                                              or local government,
5. Sole proprietorship       The owner(4)                     school district, or
                                                              prison) that receives
                                                              agricultural program
                                                              payments

(1) Includes husband and wife, and adult minor. If adult and minor, give Social Security number of the adult or, if the minor is the only contributor, the minor.

(2)      List first and circle the name of the person whose number you furnish.

(3)      Circle the minor's name and furnish the minor's social security number.

(4) Show your individual name. You may also enter you business name. You may use either your SSN or EIN.

(5) List first and circle the name of the valid trust, estate or pension fund. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                       NUMBER (TIN) ON SUBSTITUTE FORM W-9
              (SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE)

NAME

If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your FIRST name, the last name shown on your social security card, and your new last name.

OBTAINING A NUMBER

If you don't have a taxpayer identification number ("TIN"), apply for one immediately. To apply, obtain Form SS-5, Application for a Social Security Card, from our local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number, from you local Internal Revenue Service (the "IRS") office.

PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

The following is a list of payees generally exempt from backup withholding and or which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation (except certain hospitals described in Regulations section 1.6041-3(a)) that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting.

         (1)      A corporation.

         (2) An organization exempt from tax under section 501 (a), or an individual retirement plan ("IRA"), or a custodial account under section 403 (b) (7) if the account satisfies the requirements of section 401(f) (2)

         (3)      The United States or any of its agencies or instrumentalities.

         (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivision or instrumentalities.

         (5) A foreign government or any of its political subdivisions, agencies or instrumentalities.

         (6) An international organization or any of its agencies or instrumentalities.

         (7)      A foreign central bank of issue.

         (8) A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.

         (9) A futures commission merchant registered with the commodity Futures Trading Commission.

         (10)     A real estate investment trust

         (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

         (12)     A common trust fund operated by a bank under section 584 (a).

         (13)     A financial institution.

         (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc, Nominee List.

         (15)     A trust exempt from tax under section 664(c) or described in section 4947 (a)(1).

Payments of dividends generally not subject to backup withholding include the following:

     o   Payments to nonresident aliens subject to withholding under section
         1441.

     o Payments to partnerships not engaged in a trade or business in the U.S. and that have a least one nonresident alien partner.

     o   Payments made by certain foreign organizations.

Payments of interest generally not subject to backup withholding include the following:

     o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct TIN to the payor.

     o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

     o   Payments described in section 6049(b) (5) to nonresident aliens.

     o   Payments on tax-free covenant bonds under section 1451.

     o   Payments made by certain foreign organizations.

     o   Mortgage interest paid by you.

Payments that are not subject to information reporting are generally also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and the regulations under those sections.

PRIVACY ACT NOTICE. - Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payors must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payor. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TIN. - If you fail to furnish your correct TIN to a requester (the person asking you to furnish your TIN), you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. - If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. - Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                     FOR ADDITIONAL INFORMATION CONTACT YOUR
                            TAX CONSULTANT OR THE IRS



                                        2